UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events.

On June 5, 2017, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) issued a press release announcing an oral presentation on updated data from its NY-ESO study in synovial sarcoma, as well as four trials in progress posters. The data were presented at the 2017 ASCO annual meeting in Chicago, Illinois.

During an oral presentation on June 5 2017, entitled, “Open label, non-randomized, multi-cohort pilot study of genetically engineered NY-ESO-1 specific NY-ESO-1c259t in HLA-A2+ patients with synovial sarcoma (NCT01343043),” Dr. Sandra P. D’Angelo of the Memorial Sloan Kettering Cancer Center presented an update on all cohorts from Adaptimmune’s ongoing study of NY-ESO SPEAR T-cells in patients with synovial sarcoma.

In the same press release, the Company also provided call in details and the webcast link for a live teleconference and webcast slide presentation that it will host on June 6th from 8:00–9:00 AM EDT (1:00–2:00 PM BST) to discuss this updated synovial sarcoma clinical data (as previously announced). Call in details and the webinar link have also been made available in the Investors section of Adaptimmune’s website (http://www.adaptimmune.com). The text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 8.01 of this Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 5, 2017	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 5, 2017